UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2020

TPG PACE TECH OPPORTUNITIES CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39595	98-1499860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Commerce St., Suite 3300 Fort Worth, TX		76102
(Address of principal executive offices)		(Zip Code)

(212) 405-8458

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fifth of one redeemable warrant	PACE.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	PACE	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	PACE WS	The New York Stock Exchange

☒

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.

On October 6, 2020, the Registration Statement on Form S-1 (File No. 333-248594) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of TPG Pace Tech Opportunities Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On October 9, 2020, the Company consummated the IPO of 45,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A Ordinary Shares”), and one-fifth of one redeemable warrant of the Company, each whole warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share. The Units were sold at a price of $10.00 per share, generating gross proceeds to the Company of $450,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale of 7,333,333 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant, to the Company’s sponsor, TPG Pace Tech Opportunities Sponsor, Series LLC (the “Sponsor”), generating gross proceeds to the Company of approximately $11,000,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that, so long as they are held by the Sponsor or its permitted transferees: (i) they (including the Class A Ordinary Shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the Company’s initial business combination, (ii) they may be exercised by the holders on a cashless basis, and (iii) they (including the Class A Ordinary Shares issuable upon exercise of these warrants) are subject to registration rights.

A total of $450,000,000, comprised of $441,000,000 of the proceeds from the IPO, including approximately $15,750,000 of the underwriters’ deferred discount, and $9,000,000 of the proceeds of the sale of the Private Placement Warrants, were placed in a U.S.-based trust account at JP Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, if any, the proceeds from the IPO will not be released from the trust account until the earliest to occur of: (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (i) to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (ii) with respect to any other provisions relating to shareholders’ rights or pre-initial business combination activity and (c) the redemption of all of the Company’s public shares if the Company has not completed its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On October 6, 2020, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association and, on the dates referred to below, entered into the following agreements previously filed as exhibits to the Company’s Registration Statement:

•	A Warrant Agreement, dated October 9, 2020, between the Company and Continental Stock Transfer & Trust Company.

•	An Investment Management Trust Agreement, dated October 9, 2020, between the Company and Continental Stock Transfer & Trust Company.

•	A Registration Rights Agreement, dated October 9, 2020, among the Company, the Sponsor and certain other security holders named therein.

•	A Private Placement Warrants Purchase Agreement, dated October 6, 2020, between the Company and the Sponsor.

•	An Administrative Services Agreement, dated October 6, 2020, between the Company and TPG Global, LLC.

•	Letter Agreements, dated October 9, 2020, between the Company and each of its officers and directors, and the Sponsor.

•	Indemnity Agreements, dated October 9, 2020, between the Company and each of its officers and directors.

On October 6, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO. On October 9, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated October 9, 2020, between the Company and Continental Stock Transfer & Trust Company.

10.1	Investment Management Trust Agreement, dated October 9, 2020, between the Company and Continental Stock Transfer & Trust Company.

10.2	Registration Rights Agreement, dated October 9, 2020, among the Company, the Sponsor and certain other security holders named therein.

10.3	Private Placement Warrants Purchase Agreement, dated October 6, 2020, between the Company and the Sponsor.

10.4	Administrative Services Agreement, dated October 6, 2020, between the Company and TPG Global, LLC

10.5	Form of Letter Agreements, dated October 9, 2020, between the Company and each of its officers and directors, and the Sponsor.

10.6	Form of Indemnity Agreements, dated October 9, 2020, between the Company and each of its officers and directors.

99.1	Press Release, dated October 6, 2020.

99.2	Press Release, dated October 9, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPG PACE TECH OPPORTUNITIES CORP.

Date: October 13, 2020	By:	/s/ Karl Peterson
	Name:	Karl Peterson
	Title:	Non-Executive Chairman and Director